UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 16, 2018

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Inge G. Thulin, Executive Chairman of the Board, owns 1,418,831 shares of 3M common stock (among which are 1,187,531 shares that he may acquire by exercising vested stock options and 175,183 shares he is entitled to receive following retirement as a result of his election to defer the payout of performance share awards).  Because his shares of 3M common stock represent a significant portion of his investment portfolio, Mr. Thulin wishes to diversify his portfolio by selling a portion of his 3M shares.  To accomplish that objective, Mr. Thulin adopted a prearranged trading plan on August 16, 2018, in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934 and 3M’s policies regarding transactions in 3M securities by insiders.

Rule 10b5-1 plans permit insiders to sell a specified portion of their holdings at a specified time or over a specified period of time pursuant to a written plan established at a time when the insider is not in possession of material non-public information.  A Rule 10b5-1 plan offers an opportunity for an insider to provide for future transactions without concern about unforeseen future events that may be considered material non-public information at the time those transactions occur.  A Rule 10b5-1 plan may, for example, allow an insider to diversify his or her investment portfolio by selling company shares from time to time over a pre-established period of time, without regard for future developments relating to the company.  By spreading the sales out over an extended period of time, the insider may minimize the effect of the sales on the market for the company’s stock.

Mr. Thulin’ plan contemplates (A) the sale of up to 6,824 shares of 3M common stock (previously acquired under 3M equity compensation plans), and (B) the exercise of stock options for up to 93,726 shares of 3M common stock and the prompt sale thereof, but, in both cases, the 3M stock may be sold only if sales may be executed at the minimum price thresholds specified in the plan.  The plan provides that the contemplated transactions will occur, if at all, on various dates through September 30, 2019, on which date the plan will expire as to any transactions that have not been executed.  Mr. Thulin is and, assuming execution of the transactions contemplated by the plan, would remain above the minimum stock ownership thresholds established by the Company for its executive officers.  Any transactions under the plan will be disclosed publicly on Form 4 and, if applicable, in a Form 144, in each case as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: August 17, 2018